SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 30, 2000


                         Commission file number: 1-11106


                                  PRIMEDIA Inc.
             (Exact name of registrant as specified in its charter)


                               DELAWARE 13-3647573

--------------------------------------------------------------------------------
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)


                      745 Fifth Avenue, New York, New York
                    (Address of principal executive offices)


                                      10151
                                      -----
                                   (Zip Code)


       Registrant's telephone number, including area code (212) 745-0100
                                 --------------

ITEM 5.           OTHER EVENTS

(a) On March 30, 2000, PRIMEDIA Inc. (the "Registrant"), announced the formation of a strategic alliance with CMGI, Inc. ("CMGI"). As part of the alliance, CMGI will acquire approximately 8 million shares of the Registrant's Common Stock (par value $.01) ("Common Stock") in exchange for 1.53 million shares of common stock of CMGI. CMGI also has the right to acquire a 50% equity interest in up to six vertical online communities maintained by IndustryClick Corp. and PRIMEDIANet Inc., wholly owned subsidiaries of the Registrant.

(b) On March 30, 2000, the Registrant announced the formation of a strategic alliance with Liberty Media Corporation ("Liberty Media"). As part of the alliance, Liberty Media will acquire 8 million shares of the Registrant's Common Stock and warrants to acquire 1.5 million shares of the Registrant's Common Stock at $25 per share in exchange for $200 million in cash and the purchase by the Registrant of 625,000 shares of Liberty Digital ("Liberty Digital"), an interactive television and Internet affiliate of Liberty Media. In addition, Liberty Media, or Liberty Digital will receive an option to acquire a 12.5% stake in the Registrant's newly formed PRIMEDIA Broadband Video unit in exchange for cash, Liberty Digital Series A common stock or Liberty Media Group tracking stock.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c) The Exhibits to this report are listed in the Index to Exhibits on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 PRIMEDIA Inc.
                                 -------------
                                 (Registrant)





Date:      April 9, 2000                      /s/  Thomas S. Rogers
           ------------------------       --------------------------------------
                                                        (Signature)
                                          Chairman and Chief Executive Officer
                                          (Principal Executive Officer)






Date:      April 9, 2000                    /s/  Robert J. Sforzo
           ------------------------       --------------------------------------
                                                       (Signature)
                                          Senior Vice President and Controller
                                          (Principal Accounting Officer)

INDEX TO EXHIBITS


Exhibit  No.               Description

99.1 Press release, announcing alliance between CMGI, Inc. and PRIMEDIA Inc.

99.2 Press release, announcing alliance between Liberty Media Corporation and PRIMEDIA Inc.

                                                                    EXHIBIT 99.1




                  CMGI and PRIMEDIA Announce Strategic Alliance
         New Alliance to Include Equity Exchange Between the Two Companies;

             Alliance to Accelerate PRIMEDIA's Internet Initiatives,
         Leverage Investment and Development Strength of CMGI Network to
                    Fuel Growth in Key B2B and B2C Verticals

         ANDOVER, Mass. and NEW YORK, March 30, 2000 - David Wetherell, chairman and CEO of CMGI, Inc. (NASDAQ: CMGI) and Tom Rogers, chairman and CEO of PRIMEDIA (NYSE: PRM) today announced the formation of a strategic alliance that is intended to leverage each company's respective expertise in Internet investment and development and deep vertical industry content to fund and develop a series of new Web ventures. As part of the alliance, CMGI will acquire approximately 5 percent of PRIMEDIA (8 million PRIMEDIA shares) in exchange for
1.53 million shares of CMGI.

CMGI is the world's largest and most diverse network of Internet companies, including more than 65 leading Internet businesses spanning online marketing, content and community, infrastructure and e-commerce disciplines. PRIMEDIA is a leading targeted media company and the publisher of more than 250 magazine titles, 232 business and consumer information products, a variety of video businesses, and more than 200 Web sites.

In addition to the initial share exchange, the new online companies, to be jointly created and funded by CMGI and PRIMEDIA, are expected to include participation from CMGI @Ventures, CMGI's affiliated venture capital arm, and vertical-specific content and intellectual property investments from PRIMEDIA. In addition, it is intended that each vertical venture will access and leverage the growing stable of CMGI-related products and services including companies such as MyWay.com, Engage, 1stUp.com, and NaviSite to help drive traffic, fuel monetization and provide access and hosting capabilities.

Under the  agreement,  CMGI and  PRIMEDIA  will  jointly  identify  key vertical areas, spanning both business-to-consumer (B2C) and business-to-business (B2B) categories, such as agribusiness, digital entertainment, electrical/construction and telecommunications, for these new companies. The B2B ventures will cover vertical online communities being developed by PRIMEDIA's IndustryClick, the company's B2B portal.

"For several months now, CMGI and PRIMEDIA have been crossing paths through our various operating and venture capital businesses, and I've come to appreciate the incredible array of vertical content assets within PRIMEDIA, both in the B2B and B2C spaces," said Wetherell. "PRIMEDIA is a company from which an enormous amount of new media value can be created, and through the application of our Internet expertise and various network services I'm confident that both companies can reap tremendous benefits. Since joining last Fall, Tom Rogers has gotten the company off to a fast start as a new media player and I look forward to exploring additional ways for our companies to create value together in the future."

"Dave Wetherell's accomplishments with CMGI speak for themselves," said
Rogers. "CMGI's combination of online operating expertise and investment skill provide a basis for a unique strategic collaboration between our two companies. I am confident that this relationship will be a great catalyst for PRIMEDIA's growth. This is a wonderful validation of PRIMEDIA's present asset base and our new media future for which we are very proud."

About PRIMEDIA
PRIMEDIA Inc. is a targeted media company, reaching consumer and business-to-business audiences through print, Internet, live events, video and radio. Some key consumer brands include Seventeen, New York, Chicago, Fly Fisherman, Channel One Network, Horticulture, Modern Bride and American Baby and some key business-to-business brands include IntelliChoice, Telephony, Ward's, PROMO, SIMBA and American Demographics. Some of its more than 200 Internet sites include Seventeen.com, Mediacentral.com, Apartmentguide.com and Modernbride.com.

About CMGI and CMGI @Ventures
With more than 65 companies, CMGI, Inc. (Nasdaq: CMGI) represents the largest, most diverse network of Internet businesses in the world, including both CMGI operating companies and synergistic investments made through its venture capital affiliate, CMGI @Ventures. CMGI leverages the technologies; content and market reach of its extended family of companies to foster rapid growth and industry leadership across its network and the larger Internet Economy. Compaq, Intel, Microsoft, Pacific Century CyberWorks and Sumitomo hold minority positions in CMGI.

CMGI's  majority-owned  operating companies include Engage Technologies (Nasdaq:
ENGA), NaviSite (Nasdaq: NAVI), 1ClickBrands, 1stUp.com, Activate.net, AdForce, Adsmart, AltaVista, CMGI Solutions, Equilibrium, Flycast, iCAST, MyWay.com, NaviNet, SalesLink, Tribal Voice and yesmail.com. CMGI @Ventures has ownership interests in 48 Internet companies, including Lycos, Inc. (Nasdaq: LCOS), Critical Path (Nasdaq: CPTH), Silknet (Nasdaq: SILK), MotherNature.com (Nasdaq:
MTHR), Ventro (Nasdaq: VNTR) and Vicinity (Nasdaq: VCNT).

CMGI's corporate  headquarters is at 100 Brickstone Square,  Andover,  MA 01810,
Tel: 978-684-3600. CMGI @Ventures has offices there as well as at 3000 Alpine Road, Menlo Park, CA 94028. For additional information and a full listing of the CMGI and CMGI @Ventures companies, see http://www.cmgi.com and http://www.ventures.com.

This release contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For a detailed discussion of these and other cautionary statements, please refer to CMGI's filings with the Securities and Exchange Commission, including CMGI's Annual Report on Form 10-K for the most recently ended fiscal year.

This release contains certain forward-looking statements concerning PRIMEDIA's operations, economic performance and financial condition. These statements are based upon a number of assumptions and estimates which are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company, and reflect future business decisions which are subject to change. Some of these assumptions may not materialize, and unanticipated events will occur which can affect the Company's results.

                                                                    EXHIBIT 99.2




            Liberty and PRIMEDIA Announce New Strategic Relationship

                     Liberty Will Take 5% Stake in PRIMEDIA

     Further Announces Liberty Receives Option to Acquire 12 1/2% Stake in
                      Newly Formed PRIMEDIA Broadband Video
               and Investment by PRIMEDIA in Liberty Digital Stock

         NEW YORK, March 30, 2000 - Liberty Media Corporation (NYSE: LMG.A and LMG.B) and PRIMEDIA (NYSE: PRM) announced today a strategic alliance in which Liberty Media will invest $200 million in cash in PRIMEDIA in exchange for a 5 percent stake, and 1 1/2 million warrants in the Company. Additionally, Liberty Media, or its interactive television and Internet affiliate, Liberty Digital (Nasdaq: LDIG), will receive an option to acquire a 12 1/2 percent stake in the Company's newly formed PRIMEDIA Broadband Video unit in exchange for cash, Liberty Digital Series A common stock or Liberty Media Group tracking stock. The companies also agreed to work together to develop consumer broadband video and other interactive video applications for PRIMEDIA's exclusive portfolio of content. PRIMEDIA will purchase $25 million of Liberty Digital stock to cement further the relationship between the two companies.

PRIMEDIA Broadband Video was recently established to exploit, for purposes of the consumer marketplace, broadband distribution and interactive applications of PRIMEDIA's substantial video resources. Through this alliance, the unit will be developing streaming video, interactive video and broadband video based on PRIMEDIA's targeted consumer media products.

"Our new strategic relationship with PRIMEDIA presents an excellent opportunity for the Liberty Media and Liberty Digital shareholders," said Robert Bennett, president and chief executive officer of Liberty Media. "PRIMEDIA's vast array of consumer and business brands, its deep reservoir of content and its aggressive, entrepreneurial management, position it well in the world of broadband media. We are excited by the prospect of working with Tom Rogers to develop PRIMEDIA's tremendous potential."

"I have known Tom Rogers for many years and have enormous respect for the great value he created at NBC in the cable and new media arenas," said John
C. Malone, chairman of Liberty Media. "I am confident of the fact that he will steer a course creating great value from PRIMEDIA's assets, and Liberty is proud to be part of his efforts to do so."

"Liberty Media's investment in PRIMEDIA is a tremendous validation of the upside potential of our company," said Rogers. "I have long recognized John Malone and Dob Bennett as two of the greatest creators of media franchise value around. We are incredibly honored to have them participate in PRIMEDIA."

"PRIMEDIA  has a  substantial  library of quality video content for the consumer marketplace and is in the unique position of having an economic model to maximize its value," said Lee Masters, president and CEO of Liberty Digital. "I have always believed very strongly that one of the most lucrative opportunities in the broadband world lies in special-interest video programming. PRIMEDIA Broadband Video's access to this type of content makes this investment opportunity a compelling one for us as we implement our interactive TV strategy."

"Lee Masters is one of the most respected cable programming executives in the country and he has created in Liberty Digital a powerhouse of interactive television initiatives," continued Rogers. "The opportunity to work with Lee and Liberty Digital to develop the full broadband potential of PRIMEDIA's vast video products is a critical building block in the transformation of our company.

Jim Ritts, president of PRIMEDIA Broadband Video and a founder of Channel One commented, "Getting PRIMEDIA Consumer Broadband Video off the ground is an exciting opportunity and working with a clear industry leader like Liberty Digital will be a great catalyst to our efforts."

Under terms of the deal, Liberty Media will purchase 8 million shares of newly issued shares in PRIMEDIA with a one-year lockup. Liberty Media or Liberty Digital will receive an option to acquire a 12 1/2% stake in PRIMEDIA Broadband Video at fair market value. The price and other specific terms of the option will be negotiated during the 90 days following closing of Liberty Media's investment. Such closing is subject to certain regulatory approvals and is expected to occur in the second quarter of 2000. On closing its investment in PRIMEDIA, Liberty Media will receive warrants to buy 1.5 million shares of PRIMEDIA at $25 per share exercisable within three years. PRIMEDIA will acquire 625,000 shares of Liberty Digital at $40 per share simultaneous with Liberty Media's investment in PRIMEDIA.

Liberty Media holds interests in a broad range of video programming, communications, technology and Internet businesses in the United States, Europe, South America and Asia.

Liberty  Digital,  Inc. is an emerging  leader in  interactive
television  withinvestments   in  related   companies,   as  well  as  Internet
content   and infrastructure.

PRIMEDIA Inc. is a targeted media company, reaching consumer and business-to-business audiences through print, Internet, live events, video and radio. Some key consumer brands include Seventeen, New York, Chicago, Fly Fisherman, Channel One Network, Horticulture, Modern Bride and American Baby and some key business-to-business brands include IntelliChoice, Telephony, Ward's, PROMO, SIMBA and American Demographics. Some of its more than 200 Internet sites include Seventeen.com, Mediacentral.com, Apartmentguide.com and Modernbride.com.

This release contains certain forward-looking statements concerning PRIMEDIA's operations, economic performance and financial condition. These statements are based upon a number of assumptions and estimates which are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company, and reflect future business decisions which are subject to change. Some of these assumptions may not materialize, and unanticipated events will occur which can affect the Company's results.